UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)    January 30, 2006
                                                      --------------------------

                               BPK Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                       000-27339                88-0426887
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                        264 Union Boulevard, First Floor
                            Totowa, New Jersey                         07512
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                 (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code    (973) 956-8400
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01         Entry Into Material Definitive Agreement

      On January 30, 2006, we entered into a Securities Purchase Agreement (the "Purchase Agreement") with Trident Growth Fund, LP ("Trident"). Under the Purchase Agreement we issued a $600,000 principal amount secured convertible debenture (the "Convertible Debenture") and a warrant (the "Warrant") to purchase up to 1,200,000 shares of our common stock to Trident.

Trident Financing

      The Convertible Debenture accrues interest at the rate of 12% per annum payable monthly in arrears on the last day of each month, is secured by substantially all of our assets, and may be prepaid, in whole or in part, at our option upon 90 days written notice. The Convertible Debenture is due the earlier of: (i) January 30, 2007; or (ii) the date of any Change of Control. For this purpose, Change Of Control means (a) the acquisition by any person (other than Trident or any of our existing shareholders) of at least forty percent (40%) of our issued and outstanding shares of capital stock having the right to vote for the election of our directors or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted our board of directors (together with any new directors whose election to our board of directors or whose nomination for election by our shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason, other than death or disability, to constitute a majority of our directors. The proposed acquisition of Graphite Technology Group, Inc. shall not constitute a Change of Control so long as the transaction is closed by May 20, 2006.

      The Convertible Debenture is convertible in whole or in part at the option of Trident into shares of our common stock at an initial conversion price of the lesser of: (i) $0.13 per share; or (ii) the average price per share of our next debt or equity financing resulting in gross proceeds of at least $3,000,000. The conversion price is subject to proportional adjustment for stock splits, combinations, recapitalizations and stock dividends. In addition, if we issue additional shares of our common stock or securities convertible or exercisable into shares of our common stock at a price or conversion or exercise price, as applicable, less than the conversion price in effect immediately prior to such issuance, the conversion price will automatically be adjusted to such lower price.

      Events of default under the Convertible Debenture include any failure to make an interest or principal payment when due, our breach of any representation, warranty, covenant or agreement set forth in the Purchase Agreement, Convertible Debenture, Warrant or any other document or certificate delivered in connection therewith, any Change Of Control (as defined above) unless approved in advance by Trident, the sale, or agreement to sell, all or substantially all of our assets unless approved in advance by Trident, an assignment for the benefit of our creditors, or an application for the appointment of a receiver or liquidator for the Company or for any of our material assets. Except with respect to a payment default, we have thirty (30) days following an event of default to cure such default. Upon the occurrence of an event of default, the entire unpaid principal balance, together with accrued interest, will at the option of Trident become immediately due and payable in full, interest will accrue at the lesser of: (i) 18% per annum or (ii) the maximum rate allowed under applicable law.

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

      The Purchase Agreement contains standard and customary affirmative covenants with which we are required to comply. Commencing 90 days after the date of the Purchase Agreement, we are required to comply with certain financial covenants including maintaining a minimum current ratio and cash flow coverage ratio.

      In connection with the issuance of the Convertible Debenture, we issued the Warrant to Trident to purchase up to 1,200,000 shares of our common stock. The Warrant is immediately exercisable at an exercise price of the lesser of (i) $0.13 per share or (ii) the average price per share of our next debt or equity financing resulting in gross proceeds of at least $3,000,000. The Warrant contains standard and customary cashless exercise provisions, and terminates five years from the date of grant. The exercise price is subject to proportional adjustment for stock splits, combinations, recapitalizations and stock dividends. In addition, if we issue additional shares of our common stock or securities convertible or exercisable into shares of our common stock at a price or conversion or exercise price, as applicable, less than the exercise price in effect immediately prior to such issuance, the exercise price will automatically be adjusted to such lower price.

      We granted certain registration rights to Trident to register the public sale of the shares of common stock issuable upon conversion or exercise, as applicable, of the Convertible Debenture and Warrant (the "Trident Shares"). Specifically, with certain exceptions, we have agreed to include the Trident Shares in any registration statement we file with the Securities and Exchange Commission in order to permit the public resale of the Trident Shares. In the event that we fail to include the Trident Shares in any such registration statement, upon written notice of Trident we will be required prepare and file a registration statement with the SEC covering the Trident Shares within 105 days after the date of such notice. In addition, Trident may, at any time, request that we prepare and file a registration statement with the SEC covering the public sale of the Trident Shares. If we fail to timely file any such registration statement, then, at the option of Trident, for each full calendar month that the public sale of the Trident Shares are not covered by and effective registration statement, we will be required to issue shares of common stock to Trident equal to 0.1% of our outstanding shares each day until such shares are so registered.

      The descriptions of the Purchase Agreement, Convertible Note and Warrant set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

      Advances to Graphite

      On January 26, 2006, we loaned an additional $100,000 to Graphite Technology Group, Inc. ("Graphite") pursuant to a promissory note (the "Graphite Note") in contemplation of a proposed business combination between the Company and Graphite. The Graphite Note bears interest at an annual rate of 12% and is secured by all of Graphite's assets, as evidenced by that certain Security Agreement made by Graphite in favor of the Company dated as of December 26, 2005 (the "Security Agreement"). The unpaid principal balance of the Graphite Note, together with all accrued and unpaid interest thereon, is due no later than March 31, 2006. As reported in our Form 8-K dated December 26, 2005, as of January 23, 2006 we had advanced $650,000 to Graphite under the Graphite Note. After giving effect to the additional advance, as of February 3, 2006 we have advanced $750,000 to Graphite pursuant to the terms of the Graphite Note.

      The descriptions of the Graphite Note and the Security Agreement set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

      The information provided in Item 2.03 is hereby incorporated by reference.

                        Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

      On January 30, 2006, we entered into the Purchase Agreement with Trident pursuant to which we issued the Convertible Debenture in the principal amount of $600,000.

      The information provided in Item 1.01 regarding the transaction with Trident is hereby incorporated by reference.

      As reported in our Form 8-K dated December 26, 2005, between December 28, 2005 and January 18, 2006, we executed a series of unsecured promissory notes (collectively, the "BPK Notes") in favor of certain lenders (collectively, the "Lenders"), in the aggregate principal amount of $650,000 to finance the loan to be made to Graphite pursuant to the Graphite Note. The BPK Notes bear interest at 10% per annum prior to maturity and at 12% per annum commencing 10 days after the date of maturity, together with attorneys' fees for collection and payment of such unpaid amounts. The unpaid principal balance of the BPK Notes, together with all accrued and unpaid interest thereon, is due no later than March 31, 2006.

      As previously reported, $250,000 of the BPK Notes were issued to Bamco Gas, LLC. On January 26, 2006, we borrowed an additional $100,000 from Bamco Gas, LLC pursuant to the terms of the BPK Notes. The proceeds were advanced to Graphite pursuant to the terms of the Graphite Note. FEQ Investments, Inc. serves as the sole manager of Bamco Gas, LLC and of BP Investments Group, LLC, the beneficial owner of 27,692,305 shares of common stock of the Company.

      The description of the BPK Notes set forth above is qualified in its entirety by reference to the form of BPK Note filed as an exhibit to this report and incorporated herein by this reference.

      The information provided in Item 1.01 regarding advances to Graphite is hereby incorporated by reference.

                   Section 3 - Securities And Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

      On January 30, 2006, we issued and sold to Trident the Convertible Debenture and Warrant in consideration of gross cash proceeds of $600,000. The foregoing securities were issued in a private placement transaction to one accredited investor pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), without engaging in any general solicitation or advertising of any kind and without payment of underwriting discounts or commissions to any person.

      The information provided in Item 1.01 regarding the transaction with Trident is hereby incorporated by reference.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.                         Description of Exhibit

10.1 Securities Purchase Agreement dated January 30, 2006 by and between the Company and Trident Growth Fund, LP

10.2 12% Secured Convertible Debenture dated January 30, 2006 in the Principal Amount of $600,000

10.3 Form of Security Agreement dated January 30, 2006 by and between Trident Growth Fund, LP and the Company

10.4 Warrant dated January 30, 2006 to Purchase Shares of Common Stock issued to Trident Growth Fund, LP

10.5 12% Promissory Note dated as of December 26, 2005 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc. in the principal amount of $750,000 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K dated December 26, 2005).

10.6 Form of Promissory Note made by BPK Resources, Inc. in favor of certain lenders in the aggregate principal amount of $750,000 (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K dated December 26, 2005).

10.7 Promissory Note dated January 6, 2006 made by BPK Resources, Inc. in favor of Bamco Gas, LLC in the principal amount of $250,000 (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K dated December 26, 2005).

10.8 Security Agreement dated as of December 26, 2005 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc. (incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K dated December 26, 2005).

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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BPK Resources, Inc.



Date:  February 7, 2006                     By:   /s/ Christopher H. Giordano
                                                --------------------------------
                                                  Christopher H. Giordano
                                                  Chief Executive Officer